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                                --------------------
                                --------------------

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report (Date of earliest
                                  event reported):
                                   March 23, 1998


                           PACIFIC PHARMACEUTICALS, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                            ---------------------------
                   (State or other jurisdiction of incorporation)

               0-14838                                36-3258753
     ------------------------                  ----------------------
     (Commission File Number)             (IRS Employer Identification Number)

                                6730 MESA RIDGE RD.
                                      SUITE A
                                SAN DIEGO, CALIFORNIA 92121
                     ------------------------------------------
                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (619) 550-3900
                                                             --------------

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Item 5.  Other Events.


News release dated March 23, 1998, announcing that the Company signed a worldwide exclusive license for O(6) Benzyl Guanine (BG), a series of related compounds and technologies which enhance the effectiveness of a class of currently used chemotherapeutic agents (O(6) alkylators). These technologies are licensed to the Company from Pennsylvania State University on behalf of itself, National Institutes of Health and other universities. Multiple Phase I human clinical trials for the BG compounds being conducted at the University of Chicago, Duke University Medical Center and Case Western Reserve University are nearing completion in different cancer types, including brain, colon and renal carcinoma.

The terms of the license agreement include payments for royalties, license fees and milestone payments to be paid in cash or common stock of the Company. Some of the cash and common stock payments are contingent upon the achievement of certain milestones in connection with the clinical development and regulatory approval of the BG compounds.

Paramount Capital Investments, LLC ("Paramount") acted as financial advisor to the Company in connection with the identification, negotiation and consummation of the license and will receive a fee in cash and securities vesting upon achievement of certain performance based events. Paramount is affiliated with certain significant shareholders and a Director of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  EXHIBITS.  The following exhibit accompanies this Report:

     Exhibit
     Number                        Exhibit Description
     -------                       -------------------
     99.60 News release dated March 23, 1998, announcing that the Company signed a worldwide exclusive license for O(6) Benzyl Guanine.

     10.58 License Agreement dated March 17, 1998 between the Company and Pennsylvania State University. Portions of the Exhibit have been omitted pursuant to a request for confidential treatment.

     10.59 Introduction Agreement dated February 12, 1998 between Paramount Capital Investments LLC the Company. Portions of the Exhibit have been omitted pursuant to a request for confidential treatment.



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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PACIFIC PHARMACEUTICALS, INC.


                                By: /s/ JAMES HERTZOG
                                    ------------------------
                                James Hertzog
Date: March 23, 1998            Controller-Principal Accounting Officer





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                                 Index To Exhibits
                                 -----------------
Exhibit                                                       Sequentially
Number                      Description of Exhibit            Numbered Page
-------                     ----------------------            -------------

99.60                News release dated March 23,
                     1998, announcing that the
                     Company signed a worldwide
                     exclusive license for O(6) Benzyl
                     Guanine.

10.58                License Agreement dated March
                     17, 1998 between the
                     Company and Pennsylvania State
                     University. Portions of the
                     Exhibit have been omitted
                     pursuant to a request for
                     confidential treatment.

10.59                Introduction Agreement dated
                     February 12, 1998 between
                     Paramount Capital Investments
                     LLC the Company. Portions of
                     the Exhibit have been omitted
                     pursuant to a request for
                     confidential treatment.








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